Execution Version

RE-ASSIGNMENT AND SECURITY ASSIGNMENT AGREEMENT

dated as per 6 August 2014

between

Leclanché S.A., Avenue des Sports 24, CH-1400 Yverdon-les-Bains, Switzerland

(hereinafter referred to as "Assignor")

And

Precept Fund Management SPC, Ground Floor, Harbour Centre, 42 North Church Street, P.O. Box 1569, George Town, Grand Cayman KY1-1110, Cayman Islands, on behalf of Precept Fund Segregated Portfolio (hereinafter referred to as "Re-Assignor")

And

Oak Ridge Energy Technologies, Inc., with principal executive office at 3046 East Brighton Place, Salt Lake City, UT 84121, United States of America and head quartered 751 North Drive, Suite 9, Melbourne, FL 32934, United States of America (hereinafter referred to as "Assignee")

regarding

the assignment of bank account balances and other receivables of

Leclanché S.A.

6577218v1

Execution Version

Contents

Clause

Page

RECITALS

3

1.

DEFINITIONS AND INTERPRETATION

3

2.

RE-ASSIGNMENT AND TERMINATION OF 2013 ASSIGNMENT AGREEMENT

5

3.

ASSIGNMENT AND ASSIGNOR'S GENERAL OBLIGATIONS

6

4.

BANK ACCOUNTS

7

5.

RECEIVABLES

8

6.

INTERCOMPANY RECEIVABLES

8

7.

ENFORCEMENT

9

8.

CONTINUING SECURITY; EFFECTIVENESS OF COLLATERAL

10

9.

RE-ASSIGNMENT OF ASSIGNED CLAIMS

11

10.

REPRESENTATIONS AND WARRANTIES

11

11.

POWER OF ATTORNEY

12

12.

NO ASSIGNMENT OR TRANSFER BY ASSIGNOR

13

13.

EXCULPATION; INDEMNITY

13

14.

WAIVERS AND AMENDMENTS

13

15.

NOTICES

13

16.

EXPENSES

14

17.

SEVERABILITY

14

18.

COUNTERPARTS

15

19.

LAW AND JURISDICTION

15

SIGNATORIES

23

Annexes:

ANNEX 1.1(E):

LIST OF BANK ACCOUNTS

16

ANNEX 1.1(L):

LIST OF INTERCOMPANY RECEIVABLES

17

ANNEX 1.1(M):

FORM OF NOTICE OF ASSIGNMENT TO BANKS

18

ANNEX 1.1(N):

FORM OF NOTICE OF ASSIGNMENT TO CUSTOMERS

20

ANNEX 1.1(O):

FORM OF NOTICE OF ASSIGNMENT TO INTERCOMPANY DEBTORS

21

Execution Version

THIS AGREEMENT (the "Agreement") is made BETWEEN:

1.

Leclanché S.A., Avenue des Sports 24, CH-1400 Yverdon-les-Bains, Switzerland (the "Assignor"), and

2.

Precept Fund Management SPC, Ground Floor, Harbour Centre, 42 North Church Street, P.O. Box 1569, George Town, Grand Cayman KY1-1110, Cayman Islands, on behalf of Precept Fund Segregated Portfolio (the "Re-Assignor"), and

3.

Oak Ridge Energy Technologies, Inc., with principal executive office at 3046 East Brighton Place, Salt Lake City, UT 84121, United States of America and head quartered 751 North Drive, Suite 9, Melbourne, FL 32934, United States of America (the "Assignee").

RECITALS

(A)

The Re-Assignor as lender and the Assignor as borrower have entered into a convertible loan and investment agreement dated 8 July 2013 (the "2013 Convertible Loan Agreement").

(B)

As security for the claims of the Re-Assignor under the 2013 Convertible Loan Agreement, the Assignor and the Re-Assignor entered into an assignment agreement dated 8 July 2013 (the "2013 Assignment Agreement") under which the Assignor assigned certain claims to the Re-Assignor.

(C)

All the claims of the Re-Assignor under the 2013 Convertible Loan Agreement have been fully converted into shares of the Assignor and the 2013 Convertible Loan Agreement has been terminated.

(D)

The Assignee as lender and the Assignor as borrower have entered into a convertible loan and investment agreement dated 30 May 2014 (the "Convertible Loan Agreement").

(E)

The Re-Assignor has agreed to re-assign its claims assigned under the 2013 Assignment Agreement to the Assignor and the Assignor has agreed to assign its Assigned Claims (as defined herein) to the Assignee as security for the claims of the Assignee under the Convertible Loan Agreement.

IT IS AGREED as follows:

1.

DEFINITIONS AND INTERPRETATION

1.1

Definitions

Unless defined otherwise herein, capitalised terms and expressions used herein shall have the meaning ascribed to them in the Convertible Loan Agreement. In this Agreement:

(a)

"Account Balances" means all of the Assignor's present and future rights, claims, titles, interests and other ancillary rights in relation to each of the Bank Accounts.

Execution Version

(b)

"Assignment" means the assignment pursuant to art. 164 et seq. of the Swiss Federal Code of Obligations for security purposes (Sicherungszession) by the Assignor of its Assigned Claims to the Assignee.

(c)

"Assigned Claims" means:

(i)

the Account Balances;

(ii)

the Receivables; and

(iii)

the Intercompany Receivables.

(d)

"Banks" means all banks in Switzerland with whom the Assignor now or in the future holds a Bank Account.

(e)

"Bank Accounts" means all bank accounts now or in the future held by the Assignor with a Bank, including all bank accounts set out in Annex 1.1(e).

(f)

"Convertible Loan Agreement" has the meaning given to it in Recital (D).

(g)

"Enforcement" means the foreclosure or any other kind of realisation of the Assigned Claims.

(h)

"Enforcement Event" means an Event of Default as defined in the Convertible Loan Agreement which is continuing and in respect of which notice of acceleration has been given by the Assignee to the Assignor, all in accordance with the Convertible Loan Agreement.

(i)

"Finance Documents" has the meaning given to it in the Convertible Loan Agreement.

(j)

"Group" means the Assignor and its Subsidiaries.

(k)

"Intercompany Debtors" means the debtors of Intercompany Receivables.

(l)

"Intercompany Receivables" means all present and future monetary claims and receivables of the Assignor against any member of the Group (including those set out in Annex 1.1(l)).

(m)

"Notice of Assignment to Banks" means the notice substantially in the form set out in Annex 1.1(m) to this Agreement.

(n)

"Notice of Assignment to Customers" means the notice substantially in the form set out in Annex 1.1(n) to this Agreement.

(o)

"Notice of Assignment to Intercompany Debtors" means the notice substantially in the form set out in Annex 1.1(o) to this Agreement.

(p)

"Parties" means the Assignor and the Assignee and "Party" means each of them.

Execution Version

(q)

"Receivables" means any and all present and future monetary claims and receivables of the Assignor, whether contingent or not, now or at any time hereafter due or owed to the Assignor, together with all ancillary and security rights (including the right to receive the proceeds of any insurance, indemnity, warranty, guarantee, negotiable instrument or collateral security) relating thereto, arising out of or in connection with any contracts or other business relationships with any of its past, current or future customers and suppliers of any kind (whether third parties or affiliates) but excluding the Account Balances and Intercompany Receivables covered separately under this Agreement and further excluding any monetary claims or receivables subject to any contractual or statutory assignment restrictions.

(r)

"Secured Obligations" means the present and future liabilities and obligations of the Assignor to the Assignee under the Convertible Loan Agreement or any other Finance Documents (as such Finance Documents may be amended or otherwise modified from time to time), whether direct or indirect, absolute or contingent, and whether for principal, interest, fees, costs, expenses or otherwise.

(s)

"Security" means the security provided or to be provided by the Assignor under this Agreement.

(t)

"Subsidiaries" means Leclanché GmbH, Willstätt, Germany, and any other company of which the Assignee directly or indirectly owns or otherwise controls more than 50% of the share capital or the voting rights.

1.2

Interpretation

In this Agreement:

(a)

references to any person include a reference to any individual, firm, company, corporation or other body (whether or not having separate legal personality), as well to any of its successors, permitted assignees and transferees;

(b)

references to a "Finance Documents" are references to that Finance Document as amended, amended and restated, novated, supplemented, extended, refinanced, replaced or otherwise modified from time to time (in each case, however fundamental), from time to time, in accordance with its terms;

(c)

references to Clauses and Annexes are references to, respectively, clauses of and annexes to this Agreement;

(d)

words importing the plural shall include the singular and vice-versa; and

(e)

"including" means "including without limitation", not limiting the term(s) to which the word relates to the example(s) thereafter mentioned.

2.

RE-ASSIGNMENT AND TERMINATION OF 2013 ASSIGNMENT AGREEMENT

(a)

The Parties and the Re-Assignor agree that the Re-Assignor undertakes to assign to the Assignee the Assigned Claims (as defined in the 2013 Assignment Agreement) and for the purpose of effecting such assignment, the Re-Assignor hereby assigns,

Execution Version

effective on and as from the date hereof, the Assigned Claims (as defined in the 2013 Assignment Agreement) to the Assignor and the Assignor accepts such assignment.

(b)

The Parties and the Re-Assignor hereby express their will and intention that the re-assignment pursuant to Clause 2(a) above becomes immediately effective upon signing of this Agreement by all Parties.

(c)

The Re-Assignor and the Assignor agree that the 2013 Assignment Agreement terminates upon signing of this Agreement by all Parties.

3.

ASSIGNMENT AND ASSIGNOR'S GENERAL OBLIGATIONS

3.1

Undertaking to Assign

Subject to the re-assignment pursuant to Clause 2 being effective, the Parties agree that the Assignor undertakes (i) to assign by way of security to the Assignee the Assigned Claims as continuing and first-ranking security for the Secured Obligations and, therefore, (ii) to effect the Assignment as from the date hereof.

3.2

Effecting of the Assignment

(a)

For the purpose of effecting the Assignment pursuant to Clause 3.1, subject to the re-assignment pursuant to Clause 2 being effective, the Assignor hereby assigns by way of security, effective on and as from the date hereof, the Assigned Claims to the Assignee and the Assignee accepts this assignment.

(b)

The Parties hereby express their will and intention that the Assignment under this Agreement becomes immediately effective upon signing of this Agreement by both Parties and the delivery of the notices of Assignment to debtors of Assigned Claims shall not be a condition to the effectiveness of the Assignment.

3.3

Assignor's General Obligations

(a)

The Assignor shall promptly execute and deliver at its own expense all further instruments and documents, and take all further action, that the Assignee may request if necessary to perfect, protect, maintain and/or enforce the Security created or expressed to be created under this Agreement.

(b)

Except with the Assignee's prior written consent or unless expressly permitted otherwise under the Convertible Loan Agreement, the Assignor shall not:

(i)

do, or permit to be done, anything which would prejudice the priority, ranking or legality, validity and enforceability of the Security created or expressed to be created pursuant to this Agreement;

(ii)

enter into any legal instrument relating to, or grant any Security over, or dispose of, or assign the Assigned Claims; or

(iii)

take any other action with respect to the Assigned Claims that would jeopardise any rights of the Assignee under the Assignment, or would jeopardise the Enforcement or the value of the Assigned Claims.

Execution Version

(c)

The Assignor shall promptly notify the Assignee of any occurrence which is likely to prejudice the Security created over the Assigned Claims in order to allow the Assignee to effectively ensure that the value and validity of the Security interest created in accordance with this Agreement is perfected and maintained.

(d)

The Assignor shall at all times during this Agreement take all legal and other actions which are reasonably necessary to safeguard all of its or the Assignee's rights under or in respect of the Assigned Claims and shall further, at its own cost, upon reasonable request by the Assignee, furnish the Assignee with all information, records and documents that are required for the purpose of securing, perfecting or otherwise implementing and/or enforcing this Agreement.

4.

BANK ACCOUNTS

4.1

Notification

The Assignee shall be authorised to request the Assignor and/or to itself notify this Agreement and the Security created hereby to the Banks (in the latter case without having to obtain the prior consent of the Assignor, but by giving written notice to the Assignor), at any time after the occurrence of an Enforcement Event that has not been cured or waived. All notices to be given under this Clause 4.1 shall be substantially in the form of the Notice of Assignment to Banks or as otherwise reasonably directed by the Assignee.

4.2

New Bank Accounts

(a)

Following the opening of a new Bank Account, the Assignor shall promptly deliver to the Assignee an up-dated Annex 1.1(e).

(b)

For the avoidance of doubt, any Assigned Claims in respect of any new Bank Account shall be automatically assigned pursuant to this Agreement immediately upon the opening of such new Bank Account.

4.3

Operation of Bank Accounts

(a)

The Assignor hereby undertakes to procure that all debtors of Assigned Claims make payment in respect of such Assigned Claims exclusively to a Bank Account. Any payments in respect of Assigned Claims credited to other accounts shall be promptly transferred by the Assignor to a Bank Account.

(b)

Subject to and in accordance with the terms and conditions of the Convertible Loan Agreement, the Assignee hereby authorises and grants the Assignor the power of attorney to use any balance on its Bank Accounts freely in the ordinary course of its business for as long as no Enforcement Event has occurred that has not been cured or waived.

(c)

The Assignor shall not, without the prior written consent of the Assignee, dispose of any Assigned Claims on any Bank Account after the occurrence of an Enforcement Event that has not been cured or waived.

(d)

With respect to, and for the benefit of, the Assignee, the Assignor hereby irrevocably and unconditionally waives any secrecy rights in relation to the Bank Accounts and

Execution Version

Assigned Claims. Accordingly, the Assignor authorises each Bank to disclose, upon request of the Assignee, any information relating to the Bank Accounts and Account Balances to the Assignee.

4.4

Information duties

The Assignor shall provide the Assignee promptly upon the occurrence of an Enforcement Event, and upon request by the Assignee at any time thereafter, with account statements for each Bank Account evidencing all then existing Account Balances. Such lists of Account Balances are of declaratory nature and Account Balances are assigned irrespective of whether or not the Account Balances have been or will be listed in such account statements.

5.

RECEIVABLES

5.1

Notification

The Assignee shall be authorised to request the Assignor and/or to itself notify any debtor of Receivables of the Assignment of Receivables, in the latter case without having to obtain the prior consent of the Assignor, but by giving written notice to the Assignor, at any time after the occurrence of an Enforcement Event that has not been cured or waived. All notices to be given under this Clause 5.1 shall be substantially in the form of the Notice of Assignment to Customers or as otherwise reasonably directed by the Assignee.

5.2

Information and other duties

(a)

The Assignor shall deliver to the Assignee within 30 calendar days after the end of each financial quarter (the first time 30 calendar days following 30 September 2013), a list of all Receivables outstanding as of the end of the relevant financial quarter and assigned to the Assignee in accordance with Clause 2, specifying the name and address of each debtor, the invoice number, date and amount of the Receivables. Such lists of Receivables are of declaratory nature and Receivables are assigned irrespective of whether or not the Receivables have been or will be listed in such list.

(b)

Upon the occurrence of an Enforcement Event and upon the Assignee's written request, the Assignor shall deliver to the Assignee promptly an updated list of all its Receivables outstanding as of the day where the Assignee's request under this paragraph was received.

5.3

Use of Receivables prior to an Enforcement Event

The Assignee hereby authorises and grants the Assignor the power of attorney to collect and apply any Receivables freely in the ordinary course of its business for as long as no Enforcement Event has occurred that has not been cured or waived.

6.

INTERCOMPANY RECEIVABLES

6.1

Notification

(a)

The Assignor shall (i) deliver to the Intercompany Debtors on the date of this Agreement a notification of the assignment of the Intercompany Receivables and obtain an acknowledgment from the Intercompany Debtors, substantially in the same

Execution Version

form as set out in Annex 1.1(o) and (ii) co-operate with the Assignee and use its best efforts in assisting the Assignee in collecting the Intercompany Receivables.

(b)

The Assignee shall have the right to exercise all rights and powers in respect of the Intercompany Receivables as set forth herein, including, but not limited, to notify the Intercompany Debtors of the assignment of the Intercompany Receivables itself at any time after the date hereof, and without having to obtain the prior consent of the Assignor.

6.2

Information duties

(a)

The Assignor shall deliver to the Assignee within 30 calendar days after the end of each financial quarter (the first time 30 calendar days following 30 September 2013), a list of all Intercompany Receivables outstanding as of the end of the relevant financial quarter and assigned to the Assignee in accordance with Clause 2, substantially in the same form as set forth in Annex 1.1(l), which shall give details of the Intercompany Receivables at the relevant time. Annex 1.1(l) in its form from time to time is of declaratory nature and Intercompany Receivables are assigned irrespective of whether or not the Intercompany Receivables have been or will be listed in Annex 1.1(l).

(b)

Upon the occurrence of an Enforcement Event and upon the Assignee's written request, the Assignor shall deliver to the Assignee promptly an updated list of all its Intercompany Receivables outstanding as of the day where the Assignee's request under this paragraph was received substantially in the same form as set forth in Annex 1.1(l).

(c)

Upon reasonable request of the Assignee, the Assignor shall deliver to the Assignee copies of all documents and agreements relating to Intercompany Receivables that are necessary for the enforcement of the Assignee's rights hereunder.

6.3

New Intercompany Receivables

(a)

In respect of any new Intercompany Debtor, the Assignor shall promptly deliver to the Assignee an up-dated Annex 1.1(l).

(b)

For the avoidance of doubt, any Assigned Claims in respect of any new Intercompany Debtor shall be automatically assigned pursuant to this Agreement immediately upon such Intercompany Debtor becoming a member of the Group.

6.4

Use of Intercompany Receivables prior to an Event of Default

The Assignee hereby authorises and grants the Assignor the power of attorney to collect and apply any Intercompany Receivables freely in the ordinary course of its business for as long as no Enforcement Event has occurred that has not been cured or waived.

7.

ENFORCEMENT

(a)

After the occurrence and during the continuation of an Enforcement Event, the Assignee shall be entitled (but not obliged), at its full discretion to:

Execution Version

(i)

revoke the powers of attorney granted by the Assignee to the Assignor pursuant to Clauses 4.3(b), 5.3, and/or 6.3 and to effect Enforcement by either (1) private realisation (private Verwertung, including, self-sale (Selbsteintritt)) of Assigned Claims or (2) any applicable official enforcement procedure, including as the case may be, Swiss enforcement proceedings pursuant to the Swiss Federal Statute on Debt Collection and Bankruptcy under the exclusion of Art. 41(1bis) of the Swiss Federal Statute on Debt Collection and Bankruptcy (waiver of the beneficium excussionis realis) and the Parties agree in advance that a "Freihandverkauf" shall be admissible;

(ii)

to instruct the debtors of the Assigned Claims to make payments directly to the Assignee, or if the Assignee instructs otherwise, to such other party;

(iii)

undertake on its own initiative any other acts it deems appropriate to maintain, safeguard, pursue or collect Assigned Claims and to apply the amounts collected towards the Secured Obligations; and

(iv)

undertake examinations of the books and records of the Assignor as to the existence and details of Assigned Claims.

(b)

In connection with an Enforcement under this Agreement, the Assignor:

(i)

waives any right of requesting that the Assigned Claims be realised before foreclosure in any of its other assets or before exercise of any other security interest which may have been granted to the Assignee for the Secured Obligations;

(ii)

shall fully co-operate with the Assignee and use its best efforts in assisting the Assignee with regard to the collection of Assigned Claims; and

(iii)

shall furnish the Assignee free of charge with all information, records and documents that are useful or requested for the purpose of enforcing this Agreement, including all invoices, negotiable instruments representing Assigned Claims and other documents and information necessary or reasonably requested for the evidence or collection of Assigned Claims in copy or, if requested, as originals.

(c)

For the avoidance of doubt, the Assignee shall be under no obligation to perform any of the obligations of the Assignor under any contract or similar arrangement on which the Assigned Claims are based and shall not become a party thereto.

8.

CONTINUING SECURITY; EFFECTIVENESS OF COLLATERAL

The Assignment constitutes a continuing Security until re-assigned and discharged in accordance with Clause 9. The Security granted hereunder shall be cumulative, in addition to and independent of every other security which the Assignee may at any time hold for the Secured Obligations or any rights, powers and remedies provided by law. The Security expressed to be created under this Agreement shall not be affected in any way by any variation, amendment, restatement, novation, transfer (including by way of novation or debt assumption (Schuldübernahme)), extension, compromise or release of any or all of the

Execution Version

Secured Obligations or the Convertible Loan Agreement or of any other security from time to time.

9.

RE-ASSIGNMENT OF ASSIGNED CLAIMS

(a)

Subject to reinstatement rights pursuant to Clause 9(d), the Assignee shall at the request and cost of the Assignor discharge and re-assign the Assigned Claims from the Assignment if (i) it is satisfied that all the Secured Obligations have been irrevocably discharged in full and are no longer capable of arising and that all obligations which might give rise to Secured Obligations have terminated or (ii) such discharge is otherwise required under the Convertible Loan Agreement.

(b)

The Assignee shall at the Assignor's request and expense promptly do all acts and things reasonably required to effect such re-assignment.

(c)

The Assignee will not make or be deemed to have made any representation or warranty, whether express or implied, with respect to any Assigned Claims so re-assigned, except that any such Assigned Claims shall be re-assigned to the Assignor free and clear of any encumbrance or other third party right granted by the Assignee.

(d)

If any payment by the Borrower in respect of Secured Obligations, whereupon the Assignee discharged the Security (or any part thereof) created or expressed to be created pursuant to this Agreement, is avoided or reduced as a result of insolvency or any similar event:

(i)

this Agreement, the liability of the Assignor and the Security expressed to be created under this Agreement shall be reinstated and continue as if the payment, discharge, avoidance or reduction had not occurred; and

(ii)

the Assignor shall assign, return and deliver (as the case may be) to the Assignee any Assigned Claims, including, for the avoidance of doubt, any proceeds from the collection or disposal of and any other substitutes for the Assigned Claims, as if the repayment, discharge, avoidance or reduction had not occurred.

10.

REPRESENTATIONS AND WARRANTIES

The Assignor represents and warrants to the Assignee that:

(a)

All information supplied by it under or in connection with this Agreement is accurate, up-to-date and complete in all respects.

(b)

It is the sole legal and beneficial owner/holder of the Assigned Claims and the Assigned Claims, except for the any right of set-off, pledge, retention or similar right or charge in respect of the Assigned Claims in favour of any Bank which are either created by operation of law or pursuant to the standard terms and conditions of any such Bank (Allgemeine Geschäftsbedingungen) and which have not been waived by the banks (the "Banks' Pledge") and the Security created under this Agreement, are free and clear of any Security and/or any restriction on the ability to encumber, transfer or realise all or any part of the Assigned Claims in accordance with this Agreement.

Execution Version

(c)

Except for the Banks' Pledge, the Assigned Claims are fully assignable and are free of any Security other than the security interest created under this Agreement and it has not pledged, assigned, transferred or otherwise disposed of the Assigned Claims which are expressed to be assigned under this Agreement.

(d)

Except for the Intercompany Receivables against Leclanché GmbH which rank junior to all present and future obligations of Leclanché GmbH, there are no agreements between it and any third party relating to the Assigned Claims that could adversely affect the Assignor's obligations or the rights of the Assignee under this Agreement or the Enforcement or the proceeds of Enforcement of the Assigned Claims assigned by it and it has the full power to enable it to enter into and perform its obligations under this Agreement and all corporate consents, approvals and authorisations have been obtained and shareholders' resolutions passed to make the Assignment valid, binding and enforceable in accordance with the terms of this Agreement.

(e)

To the extent possible in the ordinary course of business and without unreasonably jeopardizing any proposed business transaction the Assignor shall use best efforts not to enter into any agreement that provides for the non-assignability or restrictions on the assignability resulting from such agreement.

(f)

The execution of, and performance of its obligations under this Agreement does not contravene or violate any Swiss or foreign law, authorisation or order applicable to it, or conflict with, result in a breach of the terms and provisions of, or constitute a default or require any consent under, the constitutional documents of the Assignor or any material agreement to which it is a party or by which it is bound, except to the extent that such violation or contravention could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Assignor.

(g)

All necessary governmental and other consents, approvals, licenses, authorisations and corporate resolutions to enable it to enter into and perform its obligations under this Agreement have been obtained or passed, as the case may be, and are, and will remain, in full force and effect to make the Security interest expressed to be created hereunder valid, binding and enforceable in accordance with the terms of this Agreement.

(h)

This Agreement (i) constitutes legal and valid obligations binding on it, (ii) is an effective and perfected first ranking (except as explicitly stated otherwise in this Agreement) Security over the Assigned Claims and (iii) is enforceable against it in accordance with its terms.

The representations and warranties set out in this Clause 10 are made on the date hereof and, thereafter, are deemed to be repeated on each date when representations and warranties are repeated under the Convertible Loan Agreement.

11.

POWER OF ATTORNEY

The Assignor appoints and authorises the Assignee to be its attorney and in its name and for its account to execute, deliver and perfect all documents (including giving notifications and instructions to any debtor of Assigned Claims) and do all things that the Assignee may:

Execution Version

(a)

consider to be useful for carrying out any obligation imposed on the Assignor under this Agreement or exercising any of the rights conferred on the Assignee by this Agreement or by law; or

(b)

consider to be useful for carrying out any obligation imposed on the Assignor under this Agreement or exercising any of the rights conferred on the Assignee by this Agreement or by law in connection with the enforcement of the Security created or expressed to be created under this Agreement or, in particular a private realisation (private Verwertung, including, without limitation, self-sale (Selbsteintritt)), provided that as long as no Enforcement Event has occurred which is continuing, the Assignee agrees not to take any such step unless the Assignee has provided notice of such step to the Assignor and would have the right under this Agreement to request the Assignor to take such step and the Assignor is unable or has failed to take such step within ten (10) Business Days, or such shorter period as may be reasonably necessary to safeguard the Assignee's interests.

12.

NO ASSIGNMENT OR TRANSFER BY ASSIGNOR

The rights and obligations of the Assignor under this Agreement may not be assigned or transferred without the prior written consent of the Assignee.

13.

EXCULPATION; INDEMNITY

(a)

The Assignee shall not be liable by reason of (i) taking any action permitted by this Agreement or (ii) any neglect or default in connection with the Assigned Claims or (iii) the enforcement of all or any part of the Assigned Claims, except in the case of proven own gross negligence (grobe Fahrlässigkeit) or wilful default (Absicht) on the part of the Assignee.

(b)

The Assignor will fully release, discharge and indemnify the Assignee and keep it fully harmless for any claims raised or brought against it in connection with this Agreement, save in respect of loss or damage suffered as a result of the wilful default (Absicht) or gross negligence (grobe Fahrlässigkeit) on the part of the Assignee.

14.

WAIVERS AND AMENDMENTS

(a)

No failure on the part of the Assignee to exercise, or delay on its part in exercising, any rights hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of a right hereunder preclude any further or other exercise of that right or any other right which the Assignee may have hereunder.

(b)

Any amendment or waiver of this Agreement or any provision of this Agreement (including this Clause) shall only be binding if agreed in writing by the Parties hereto.

15.

NOTICES

Notices under this Agreement shall be in writing and be sent to the following addresses:

If to the Assignee:

Execution Version

Oak Ridge Energy Technoligies, Inc.

attn. Chief Executive Officer

751 North Drive, Suite 9

Melbourne

FL 32934

United States of America

Tel.: [●]

Email: [●]

If to the Re-Assignor:

Precept Fund Management SPC on behalf of Precept Fund Segregated Portfolio

Attn. David Roberts

Ground Floor, Harbour Centre

42 North Church Street

P.O. Box 1569, George Town

Grand Cayman KY1-1110

Cayman Islands

Tel: + 345 949 4018

Email: droberts@caymanmanagement.ky

If to the Assignor:

Leclanché S.A.

attn. Chief Executive Officer

Avenue des Sport 42

1400 Yverdon-les-Bains

Switzerland

Tel: +41 2442 46510

Email: [●]

or to such other address notified in accordance with this provision.

16.

EXPENSES

The Assignor shall pay to the Assignee all reasonable costs and expenses (including legal fees and together with any applicable VAT or other taxes) incurred by the Assignee and its counsel in connection with the enforcement or preservation of any rights under this Agreement and the Security granted hereunder (but excluding any costs and expenses arising as a result of that person's gross negligence or wilful default).

17.

SEVERABILITY

If any provision of this Agreement is or becomes illegal, invalid or unenforceable in any jurisdiction, this shall not affect or impair (i) the validity or enforceability in that jurisdiction of any other provision of this Agreement or (ii) the validity or enforceability in any other jurisdiction of that or any other provision of this Agreement. The illegal, invalid or unenforceable provision shall be replaced by a legal, valid and enforceable provision which approximates as closely as possible to the economic purpose of the illegal, invalid or unenforceable provision. The same shall apply mutatis mutandis in case of omissions.

Execution Version

18.

COUNTERPARTS

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

19.

LAW AND JURISDICTION

(a)

This Agreement shall in all respects be governed by and construed in accordance with the substantive laws of Switzerland (i.e. with the exception of conflict of law rules).

(b)

Each Party submits to the exclusive jurisdiction of the ordinary courts of the city of Zurich, Switzerland, venue being Zurich 1, and, if permitted the Commercial Court of the Canton of Zurich (Handelsgericht des Kantons Zürich).

[REST OF PAGE INTENTIONALLY LEFT BLANK]

Execution Version

ANNEX 1.1(E):

LIST OF BANK ACCOUNTS

Name and address of Bank	Account number	IBAN no.	BIC	Account Balance / Currency
Crédit Suisse AG, CH-1002 Lausanne	477935-61-2	CH36 0483 5047 7935 6100 2		CHF 95.95
UBS SA, CH-8098 Zurich	243-G0249185.0	CH96 0024 3243 G024 9185 0	UBSWCHZH80A	CHF 2'144.00
UBS SA, CH-8098 Zurich	243-G0255489.1	CH48 0024 3243 G025 5489 1	UBSWCHZH80A	USD -30.45
UBS SA, CH-8098 Zurich	243-G0249185.8	CH74 0024 3243 G024 9185 8	UBSWCHZH80A	EUR 14'841.26
UBS SA, CH-8098 Zurich	243-FS101561.3	CH59 0024 3243 fs10 1561 0	UBSWCHZH80A	JPY 2'134.00
UBS SA, CH-8098 Zurich	243-G0249185.0	CH96 0024 3243 G024 9185 0	UBSWCHZH80A	CHF 94'228.50
Piguet Galland & Cie	01.178137_0.000.CHF	CH85 0877 7011 7813 7000 0		CHF -345.45
Poste	CCP 10-688-8	CH79 0900 0000 1000 0688 8		CHF 52'049.41
Zürcher Kantonalbank, CH-8010 Zurich	1100-22290.962	CH60 0070 0110 0022 9096 2	ZKBKCHZZ80A	CHF 344.00
Bank am Bellevue, CH-8700 Küsnacht	51.15471.00.100.CHF	CH19 0855 9511 5471 0000 0		CHF 1’211.00
BCV, CH-1001 Lausanne	L0825.40.40	CH18 0076 7000 L082 5404 0		CHF59.15

Execution Version

ANNEX 1.1(L):

LIST OF INTERCOMPANY RECEIVABLES

Name and address of Intercompany Receivable debtor	Amount (face value) / currency / maturity
Leclanché GmbH, Willstätt	Euro 44’223’513.56/ intercompany loan

Execution Version

ANNEX 1.1(M):

FORM OF NOTICE OF ASSIGNMENT TO BANKS

From:

[●insert name and address of Assignee or Leclanché S.A.], Attn. [●insert name], Fax [●insert number]

To:

[●insert name and address of Bank], Attn. [●insert name], Fax [●insert number]

[●Place/Date]

Notice of Assignment

Dear Sirs

Reference is made to the cash bank account no[●s]. [●insert numbers] held by Leclanché S.A. (the "Assignor") with you (the "Bank Account[●s]").

You are hereby notified that the Leclanché S.A. and [●insert name of Assignee], [address] (the "Assignee") on [●] 2013 have entered into a Swiss law governed security assignment agreement (as amended from time to time, the "Agreement"). Thereby, the Assignor has assigned for security purposes pursuant to art. 164 et seq. of the Swiss Federal Code of Obligations (Sicherungszession) and transferred title for security (Sicherungsübereignung), as the case may be, all of the Assignor's existing and future rights, claims, titles, interests and other ancillary rights in [●each of] the Bank Account[●s] (the "Assigned Claims") to the Assignee. A copy of the Agreement is attached for your information.

We hereby notify and instruct you to accept instructions from the Assignee only and not to accept any further instructions received from Leclanché S.A. in respect of the Bank Account[●s] without having received Assignee's prior written confirmation of such instructions.

We inform you that Leclanché S.A. has irrevocably and unconditionally waived any secrecy rights in relation to the Bank Accoutn[●s] pursuant to Clause 3.3(d) of the Agreement. We instruct you to inform the Assignee of the amounts standing to the credit of the Bank Account[●s] as of the date of receipt of this Notice of Assignment by you.

Furthermore, we hereby ask you to waive in favour of the Assignee any right of set-off, retention, pledge, assignment, other security interest or similar rights, including, without limitation, any pledge pursuant to your general business conditions and any other arrangement governing the Bank Account[●s] in respect of the Assigned Claims except for reasonable fees, commissions and expenses charged by you for the operation of the Bank Account[●s] in respect of which your priority/security rights shall continue.

Yours faithfully

[●]

Annex: Copy of security assignment agreement

Execution Version

Acknowledged and agreed by:

Place, date: _______________________

[●name of Bank]

________________________

______________________

[●authorised signatory]

[●authorised signatory]

Execution Version

ANNEX 1.1(N):

FORM OF NOTICE OF ASSIGNMENT TO CUSTOMERS

To:

[●insert name and address of customer]

With copy to:

[●insert name and address of Assignee or Leclanché S.A.] (Fax: + [●])

[●Place/Date]

Notice of Assignment - Payment Instructions

Dear Sirs

You are hereby notified that Leclanché S.A. and [●insert name of Assignee] on [●] 2013 have entered into a Swiss law governed security assignment agreement whereby all current and future claims and receivables of Leclanché S.A. against you arising out of or in connection with any contracts or other business relationships with you, whether actual or contingent, together with all ancillary and security rights (including the right to receive the proceeds of any insurance, indemnity, warranty, guarantee, negotiable instrument or collateral security) relating thereto, have been assigned to [●insert name of Assignee] irrespective of whether currently due or becoming due in the future. A copy of the Agreement is attached for your information.

Please be informed that as consequence of the assignment, the procedures for discharging your debts towards Leclanché S.A. changes. Please note the following:

Address for notices:

[●insert name and address of Assignee]

Payment Instructions:

You are hereby notified and instructed to pay to the following bank account:

[●insert details of Bank Account designated for such purpose by Assignee]

Yours faithfully

[●]

________________________________

________________________________

[●authorised signatory]

[●authorised signatory]

- Copy of security assignment agreement

Execution Version

ANNEX 1.1(O):

FORM OF NOTICE OF ASSIGNMENT TO INTERCOMPANY DEBTORS

To:

[●insert name and address of Intercompany Debtor]

With copy to:

[●insert name and address of Assignee or Leclanché S.A:] (Fax: + [●])

[●Place/Date]

Notice of Assignment - Payment Instructions

Dear Sirs

You are hereby notified that Leclanché S.A. and [●insert name of Assignee] on [●] 2013 have entered into a Swiss law governed security assignment agreement whereby all present and future monetary claims and receivables of Leclanché S.A. against you have been assigned to [●insert name of Assignee] irrespective of whether currently due and payable or becoming due and payable in the future. A copy of the Agreement is attached for your information.

You are herby notified and instructed to discharge your obligations towards Leclanché S.A. only by way of payment to [●insert name of Assignee] to the following bank account:

[●insert bank account details]

Yours faithfully

[●]

________________________________

________________________________

[●authorised signatory]

[●authorised signatory]

Annex: Copy of security assignment agreement

Acknowledged and agreed by:

Place, date: _______________________

Leclanché GmbH

Execution Version

________________________

______________________

[●authorised signatory]

[●authorised signatory]

Execution Version

SIGNATORIES

Leclanché S.A.

/s/Anil Srivastava

____________________

Name:

Name:

Precept Fund Management SPC

for and on behalf of Precept Fund Segregated Portfolio

/s/ Stephen John Barber

Name: Stephen John Barber

Attorney-in-fact

Oak Ridge Energy Technologies, Inc.

/s/ Mark L. Meriwether

____________________

Name:

Name:

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